Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the annual report on Form 10-K/A of DIAS HOLDING, INC. (the “Company”) for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned principal accounting and financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of DIAS HOLDING, INC.

Date: October 1, 2008	/s/ Wang Bing-Chin Huang
Wang Bing-Chin Huang
Chief Financial Officer and Director